Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 463,714,626
Previously Paid Amount	0
Total Fee Amount	64,038.99
Total Offset Amount	41,937.68
Net Fee	$ 22,101.31